UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2022

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification Number)

751 Broad Street
Newark, New Jersey 07102
(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, Par Value $.01	PRU	New York Stock Exchange
5.625% Junior Subordinated Notes	PRS	New York Stock Exchange
4.125% Junior Subordinated Notes	PFH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of Prudential Financial, Inc. (the “Company”) was held on May 10, 2022. Shareholders voted as follows on the matters presented for a vote.

1. The nominees for election to the Board of Directors were elected, each for a one-year term, based upon the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Thomas J. Baltimore	150,652,076	65,550,908	1,993,965	46,724,443
Gilbert F. Casellas	199,291,601	16,805,565	2,099,783	46,724,443
Robert M. Falzon	206,621,753	9,808,047	1,767,149	46,724,443
Martina Hund-Mejean	208,425,158	8,015,465	1,756,326	46,724,443
Wendy E. Jones	213,537,518	2,856,633	1,802,798	46,724,443
Karl J. Krapek	203,453,896	12,782,786	1,960,267	46,724,443
Peter R. Lighte	210,530,094	5,592,236	2,074,619	46,724,443
Charles F. Lowrey	195,934,857	20,249,220	2,012,872	46,724,443
George Paz	213,493,917	2,778,056	1,924,976	46,724,443
Sandra Pianalto	211,339,289	4,911,040	1,946,620	46,724,443
Christine A. Poon	202,920,957	13,432,058	1,843,934	46,724,443
Douglas A. Scovanner	213,265,932	2,938,711	1,992,306	46,724,443
Michael A. Todman	208,348,170	8,029,988	1,818,791	46,724,443

2. The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm was approved based upon the following votes:

Votes for approval: 251,258,245

Votes against: 12,134,769

Abstentions: 1,528,378

There were no broker non-votes for this item.

3. The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved based upon the following votes:

Votes for approval: 201,265,603

Votes against: 13,843,516

Abstentions: 3,087,830

Broker non-votes: 46,724,443

4. The shareholder proposal to adopt the right to act by written consent was not approved based on the following votes:

Votes for approval: 25,684,824

Votes against: 188,319,653

Abstentions: 4,192,472

Broker non-votes: 46,724,443

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2022

PRUDENTIAL FINANCIAL, INC.

By:	/s/ Margaret M. Foran
Name:	Margaret M. Foran
Title:	Chief Governance Officer, Senior Vice President and Corporate Secretary